UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2026

Super League Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Colorado Avenue, Suite 100E
Santa Monica, California 90404
(Address of principal executive offices)

(213) 421-1920
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLE	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement

Metaplanet Subscription Agreement and Evo Subscription Agreement

On August 18, 2026, Super League Enterprise, Inc. (the “Company” or “Super League”) entered into (A) a subscription agreement (the “Metaplanet Subscription Agreement”) with Metaplanet Holdings, Inc., a Florida corporation (“Metaplanet”) and a wholly owned subsidiary of Metaplanet, Inc., a corporation formed under the laws of Japan, and (B) a subscription agreement (the “Evo Subscription Agreement,” and together with the Metaplanet Subscription Agreement, the “Subscription Agreements”) with Evo Fund, a Cayman Islands exempted company (“Evo”).

Pursuant to the Subscription Agreements, subject to the terms and conditions set forth therein, it is contemplated that the Company will issue the following securities: (A) to Metaplanet, (i) 44,859,400 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a price of $3.00 per share (the “Investment Shares”), (ii) 100 shares of convertible, perpetual preferred stock, par value $0.001 per share, of the Company, with no liquidation value (the “Strategic Alliance Preferred Stock”), and (iii) four common stock purchase warrants to purchase up to 381,000,000 shares of Common Stock at exercise prices ranging from $3.00 per share to $33.50 per share, with a ten-year exercise period (collectively, the “Metaplanet Warrants”); and (B) to Evo, two common stock purchase warrants to purchase up to 10,000,000 shares of Common Stock at exercise prices ranging from $3.00 per share to $5.55 per share, with a two-year exercise period (collectively, the “Evo Warrants”).

Additionally, for a period of twenty-four (24) months after the closing of the Transactions (as defined below), Metaplanet will have the right to subscribe for up to 2,100,000 shares of non-convertible, perpetual junior preferred stock, par value $0.001 per share, of the Company, with a stated value of $100.00 per share, allowing Metaplanet to invest up to an additional $210,000,000 in the Company. The Investment Shares, the Strategic Alliance Preferred Stock, the Metaplanet Warrants and the Evo Warrants are collectively referred to herein as the “Securities,” and the transactions contemplated by the Subscription Agreements are referred to herein as the “Transactions.”

As consideration for the issuance of the Securities, at the closing of the Transactions, Metaplanet will deliver to the Company (i) 2,100 Bitcoin, based on the U.S. dollar market value measured using the closing market price of Bitcoin on the Coinbase Exchange at 4:00 p.m. (New York City time) on August 14, 2026, and (ii) $2,500,000 in immediately available funds (collectively, the “Closing Consideration”). The value of the Closing Consideration will be used to determine the number of Investment Shares, which will be rounded to the nearest 100 shares.

In connection with the Transactions, Metaplanet intends to enter into a lock-up agreement, pursuant to which Metaplanet will agree not to sell, transfer, or otherwise dispose of the securities issued to it pursuant to the Metaplanet Subscription Agreement for a period of five years after the closing of the Transactions, subject to certain exceptions.

So long as Metaplanet and its affiliates beneficially own any shares of Strategic Alliance Preferred Stock, Metaplanet will have certain voting and director designation and nomination rights, which will be set forth in a Stockholder Rights Agreement to be entered into with the Company at the closing of the Transactions. In addition, at the closing of the Transactions, the Company expects to enter into registration rights agreements with each of Metaplanet and Evo, which will provide for customary registration rights.

Each of the Subscription Agreements contains customary representations, warranties and covenants by the Company, Metaplanet and Evo, as applicable, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other customary obligations of the respective parties.

In connection with the Transactions, the Company expects to file the Fourth Amended and Restated Certificate of Incorporation of the Company (the “Amended Charter”) with the Secretary of State of the State of Delaware, providing for, among other things, a name change to “Superplanet, Inc.,” increases to the number of authorized shares of Common Stock and Preferred Stock, declassification of the Company’s Board of Directors, and exclusive forum provisions. Substantially concurrently therewith, the Company expects to amend and restate its bylaws to reflect, among other things, the governance changes contemplated by the Amended Charter.

The Transactions are expected to close in the fourth quarter of 2026, subject to the satisfaction or waiver of customary closing conditions, including, among other things, receipt of the Company stockholders’ approval. Upon the closing of the Transactions, the Company will be renamed “Superplanet, Inc.” The Company will become a “controlled company” under Nasdaq rules and a consolidated subsidiary of Metaplanet, with Metaplanet holding approximately 95.7% of the Company's issued and outstanding Common Stock (or approximately 93.6%, assuming exercise of the Company's outstanding pre-funded warrants).

The foregoing descriptions of the Metaplanet Subscription Agreement and the Evo Subscription Agreement are summaries and are qualified in their entirety by reference to the full text of such agreements, forms of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Esports Now Exchange Agreement

On August 12, 2026, the Company and Esports Now, LLC entered into an exchange agreement (the “Esports Exchange Agreement”), pursuant to which the Company exchanged certain pre-funded warrants to purchase 509,682 shares of Common Stock for pre-funded warrants to purchase 509,682 shares of Common Stock (the “New Esports Warrant”).

Under the New Esports Warrant, a holder will not be entitled to exercise any portion of the New Esports Warrant that, upon giving effect to such exercise, would cause: (i) the aggregate number of shares of Common Stock beneficially owned by such holder (together with its affiliates) to exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise; or (ii) the combined voting power of the Company’s securities beneficially owned by such holder (together with its affiliates) to exceed 9.99% of the combined voting power of all of the Company’s securities outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrant.

The foregoing descriptions of the Esports Exchange Agreement and the New Esports Warrant a are summaries and are qualified in their entirety by reference to the full text of such agreements, forms of which are filed as Exhibit 10.3 and Exhibit 3.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Evo Fund Exchange Agreement

On August 14, 2026, the Company and Evo entered into an exchange agreement (the “Evo Exchange Agreement”), pursuant to which the Company exchanged certain pre-funded warrants to purchase 833,334 shares of the Common Stock for pre-funded warrants to purchase 833,334 shares of Common Stock (the “New Evo Warrant”).

Under the New Evo Warrant, a holder will not be entitled to exercise any portion of the New Evo Warrant that, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by such holder (together with its affiliates) to exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise.

The foregoing descriptions of the Evo Exchange Agreement and the New Evo Warrant are summaries and are qualified in their entirety by reference to the full text of such agreements, forms of which are filed as Exhibit 10.4 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K under the headings “Esports Now Exchange Agreement” and “Evo Fund Exchange Agreement” is incorporated herein by reference and made a part hereof.

The New Esports Warrant was issued without registration under the Securities Act, based on the exemption from registration afforded by Section 3(a)(9)and Section 4(a)(2) of the Securities Act. The securities have not been registered under the Securities Act and may not be sold in the United States absent registration or an exemption from registration. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The New Evo Warrant was issued without registration under the Securities Act, based on the exemption from registration afforded by Section 3(a)(9) of the Securities Act. The securities have not been registered under the Securities Act and may not be sold in the United States absent registration or an exemption from registration. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01 Other Events

On August 18, 2026, the Company issued a press release announcing entry into the Metaplanet Subscription Agreement and the Evo Subscription Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Cautionary Note Regarding Forward Looking Statements

This Current Report and its exhibits contain certain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “continue,” “could,” “plan,” “goal,” “seek,” “believe,” “project,” “potential,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will,” “would” and similar references to future periods, or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans, or intentions. Examples of forward-looking statements include, among others, statements regarding: (i) the value of Bitcoin to be received by the Company in exchange for shares of the Company common stock to be issued to Metaplanet; (ii) the value of the Company, assuming consummation of the Transactions; (iii) the Company becoming a consolidated subsidiary of Metaplanet; (iv) approval by the Company’s stockholders in connection with the Transactions; and (v) anticipated timing for consummating the Transactions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these are based only on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other conditions. Because forward-looking statements relate to the future, these are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results or financial condition to differ materially from those indicated in any forward-looking statements. Neither the Company nor any other person assume responsibility for the accuracy and completeness of the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements as predictions of future events.

Important risk factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, but are not limited to: (i) fluctuations in the market price of Bitcoin and any associated unrealized gains or losses on digital assets, including accounting treatment relating to the Company’s Bitcoin holdings; (ii) changes in securities laws or other laws or regulations, or the adoption of new laws or regulations, relating to Bitcoin that adversely affect the price of Bitcoin or the Company’s ability to transact in or own Bitcoin; (iii) future changes in the Company’s tax earnings and profits that may impact return of capital tax treatment on future dividends on perpetual preferred stock; (iv) the impact of the availability of spot exchange traded products and other investment vehicles for Bitcoin and other digital assets; (v) a decrease in liquidity in the markets in which Bitcoin is traded; (vi) security breaches, cyberattacks, unauthorized access, loss of private keys, fraud or other circumstances or events that may result in the loss of the Company’s Bitcoin, including any Bitcoin held by any custodial partners; (vii) impacts to the price and rate of adoption of Bitcoin associated with financial difficulties and bankruptcies of participants in the digital asset industry; (viii) the extent and timing of market acceptance of the Company’s new product offerings; (ix) the Company’s ability to create customer demand and adoption trends; (x) the ability to successfully integrate new technologies and partnerships; (xi) the consummation of the Transactions on anticipated terms and timing, including the satisfaction of closing conditions; (xii) platform, regulatory, macroeconomic and market conditions; (xiii) the other risks and uncertainties described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xiv) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated above. These risks, as well as other risks associated with the Transactions, will be more fully discussed in the Proxy Statement to be filed with the SEC. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity.

Any forward-looking statement made by the Company in this Current Report on Form 8-K, including those in any exhibit hereto, is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company does not undertake, and specifically disclaims any obligation, to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unanticipated events, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

In connection with the Transactions, Super League will file a proxy statement with the U.S. Securities Exchange Commission (the “SEC”) on Schedule 14A (the “Proxy Statement”), the definitive version of which will be sent or provided to Super League’s stockholders. Super League may also file other documents with the SEC regarding the Transactions. This Current Report is not a substitute for the Proxy Statement or any other document which Super League may file with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS. Investors and securityholders may obtain a free copy of the Proxy Statement (when it is filed and becomes available) and other documents that are filed or will be filed with the SEC, free of charge at the SEC’s website at www.sec.gov or Super League’s website at www.superleague.com.

Participants in the Solicitation

Super League and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Super League’s stockholders in connection with the Transactions. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Transactions (if and when they become available). You may obtain copies of these documents filed with, or furnished to, the SEC free of charge. All such documents, when filed or furnished, are available free of charge at the SEC’s website at www.sec.gov or Super League’s website at www.superleague.com.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Securities to be issued in the Transactions shave not been registered under the Securities Act, and may not be offered or sold, absent registration or an applicable exemption.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Pre-Funded Warrant, issued August 12, 2026, by Super League Enterprise, Inc. to Esports Now, LLC
3.2	Pre-Funded Warrant, issued August 14, 2026, by Super League Enterprise, Inc. to Evo Fund
10.1	Subscription Agreement, dated as of August 18, 2026, by and between Super League Enterprise, Inc. and Metaplanet Holdings, Inc.
10.2	Subscription Agreement, dated as of August 18, 2026, by and between Super League Enterprise, Inc. and Evo Fund
10.3	Exchange Agreement, dated as of August 12, 2026, by and between Super League Enterprise, Inc. and Esports Now, LLC
10.4	Exchange Agreement, dated as of August 14, 2026, by and between Super League Enterprise, Inc. and Evo Fund
99.1	Press Release of Super League Enterprise, Inc., dated as of August 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Enterprise, Inc.

Date: August 18, 2026	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer